Exhibit 10.1

AMENDMENT NO. 3

TO

2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

THIS AMENDMENT NO. 3 by Tanox, Inc. (the “Company”),

WITNESSETH:

WHEREAS, the Company maintains the Tanox, Inc. 2000 Non-Employee Directors’ Stock Option Plan, as amended by Amendment No. 1 thereto dated May 16, 2001 and Amendment No. 2 thereto dated February 13, 2004 (the “Plan”); and

WHEREAS, the Company retained the right in Section 12 of the Plan for the Board of Directors of the Company to amend the Plan from time to time; and

WHEREAS, on January 27, 2006, the Board of Directors approved further amending the Plan as set forth below;

NOW, THEREFORE, the Company agrees that, effective January 27, 2006 (the “Amendment 3 Effective Date”), the Plan is amended as follows, subject in all respects to the approval hereof by the stockholders of the Company at the annual meeting of stockholders to be held in 2006:

1. Section 7(e) of the Plan is hereby amended to read as follows in its entirety:

“(e) Exercise Schedule. The Option shall be exercisable as follows:.

(a) Initial Grant. Beginning on the date that is one month following the date of grant, an Initial Grant pursuant to Section 6(a) shall be exercisable with respect to  1/36th of the shares of Common Stock subject to the Option. After the expiration of each succeeding one-month anniversary of the date of grant, the Option shall be exercisable with respect to an additional 1/36th of the shares of Common Stock subject to the Option, so that the Option shall be fully exercisable on the third anniversary of the grant date. To the extent not exercised, installments shall be cumulative and, subject to termination, may be exercised until the Option expires.

(b) Annual Grant. Each Annual Grant pursuant to Section 6(b) shall be fully exercisable with respect to all shares of Common Stock subject to the Option.

2. Section 7(f) of the Plan is hereby amended to read: “(f) Not Used.”

3. Annual Grants that are outstanding on the Amendment 3 Effective Date shall be fully exercisable as of such date.

IN WITNESS WHEREOF, the Company has executed this Amendment this 27th day of January, 2006.

TANOX, INC.

By:	Gregory Guidroz
Name:	Gregory Guidroz
Title:	Vice President—Finance